Supplement to the
Fidelity® Ultra-Short Bond Fund
September 29, 2006
Prospectus

The following information supplements information found in the "Average Annual Returns" section on page 5.

Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

ULB-06-01 December 30, 2006
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